UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2021

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 227-9770

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 17, 2021, Tadataka Yamada, M.D. notified the board of directors (the “Board”) of Agilent Technologies, Inc. (the “Company”) of his intention to retire as a member of the Company’s Board, effective the same day. Dr. Yamada is a member of the Compensation Committee and Nominating/Corporate Governance Committee of the Board. Dr. Yamada has served as a member of the Board since 2011. Dr. Yamada’s retirement is not the result of any disagreement with the Company regarding its operations, policies or practices.

In connection with Dr. Yamada’s retirement, the size of the Board has been reduced from eleven to ten directors, effective as of March 17, 2021.

Item 5.07Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held on March 17, 2021 (the “Annual Meeting”). A total of 271,409,984 shares of Common Stock, representing approximately 88.87% of the shares outstanding, were represented at the Annual Meeting. The voting results for each item of business properly presented at the Annual Meeting, as certified by the Company’s independent inspector of elections, are set forth below:

Proposal No. 1

The election of four (4) directors for a term of three years. The individuals listed below received the affirmative vote of a majority of the votes cast by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting, and were each elected to serve a three-year term.

Name	For	Against	Abstain	Broker Non-Vote
Mala Anand	245,239,700	5,141,831	316,340	20,712,760
Koh Boon Hwee	202,729,446	47,110,105	858,320	20,712,760
Michael R. McMullen	248,591,433	1,784,764	321,674	20,712,760
Daniel K. Podolsky, M.D.	247,860,506	2,508,190	329,176	20,712,760

Directors Hans E. Bishop, Paul N. Clark, Heidi Kunz, Sue H. Rataj, George A. Scangos, Ph.D. and Dow R. Wilson continued in office following the Annual Meeting.

Proposal No. 2	The non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as set forth below.

For	Against	Abstain	Broker Non-Vote
227,177,051	20,394,969	3,125,850	20,712,760

Proposal No. 3

The proposal to ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year was approved as set forth below.

For	Against	Abstain	Broker Non-Vote(1)
256,916,210	14,111,810	382,610	0

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ P. Diana Chiu
	Name:	P. Diana Chiu
	Title:	Vice President, Assistant General Counsel & Assistant Secretary

Date: March 18, 2021